UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 27, 2012

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2280 Schuetz Road St. Louis, MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01                Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company, a Delaware corporation (the “Company”), and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Cases”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

The Company previously disclosed in its Current Report on Form 8-K filed December 10, 2012, that the Company and each of the other Debtors entered into a Settlement Agreement and Release (the “Settlement Agreement”) with Hologic, Inc., a Delaware corporation, and Cytyc Prenatal Products Corp., a Delaware corporation (together with Hologic, Inc., “Hologic”), on December 5, 2012.

As previously disclosed in its Current Report on Form 8-K filed December 17, 2012, the Debtors filed motions seeking Court approval of the Settlement Agreement and authorization for the Company to enter into an agreement for $85 million of senior secured post-petition financing (the “DIP Financing”) from a lender group led by an affiliate of Silver Point Finance LLC.

On December 28, 2012, the Company issued a press release announcing that the Bankruptcy Court approved the Settlement Agreement and authorized the Company to enter into the DIP Financing facility to, among other things, fund the settlement.

A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01                Financial Statements and Exhibits.

(d)           The following exhibits are furnished as part of this report:

Exhibit Number                                   Description

99.1	Press Release, dated December 28, 2012, issued by K-V Pharmaceutical Company

The Company will post this Form 8-K on its Internet website at www.kvph.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website.  Information contained on the website does not constitute part of this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our future operations, future results and prospects.  Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about financing, the possible outcome of the Company’s Chapter 11 proceedings, product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions of the PSLRA, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following:

(1)	the ability of the Company and the other Debtors to continue as a going concern;
(2)
the ability of the Company to comply with the milestones in its debtor-in-possession financing facility, obtain Bankruptcy Court approval of a proposed plan of reorganization, as well as approval with respect to other motions in the Bankruptcy Cases;

(3)	the ability of the Company and the other Debtors to prosecute, develop and consummate one or more plans of reorganization with respect to the Bankruptcy Cases;
(4)	the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;
(5)	the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;
(6)	the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;
(7)
risks associated with third-party motions in the Bankruptcy Cases, which may interfere with the ability of the Company and the other Debtors to develop one or more plans of reorganization and consummate such plans once they are developed;

(8)	the potential adverse effects of the Bankruptcy Cases on the Company’s liquidity or results of operations;
(9)	the ability to execute the Company’s business and restructuring plans;
(10)	increased legal costs related to the Company’s bankruptcy filing and other litigation;
(11)	that its Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and
(12)
the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of the our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

*            *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary